                                                                   EXHIBIT 10.20

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                        _______________________________



                                XTRA CORPORATION


                        _______________________________



                         REGISTRATION RIGHTS AGREEMENT

                                  by and among

                               XTRA CORPORATION,

                        APOLLO INVESTMENT FUND IV, L.P.,

                        APOLLO OVERSEAS PARTNERS, L.P.,

                           ATLAS CAPITAL PARTNERS LLC

                                      and

                                INTERPOOL, INC.

                        ________________________________



                           Dated as of ____ ___, 1998


                        ________________________________


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                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June __, 1998, by and among XTRA CORPORATION, a Dela ware corporation (the "Company"), APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ("Apollo Investment"), APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands limited partnership ("Apollo Overseas", and, together with Apollo Investment, "Apollo"), ATLAS CAPITAL PARTNERS LLC, a Dela ware limited liability company ("Atlas") and INTERPOOL, INC., a Delaware corporation ("Interpool"), and such other persons to become parties to this Agreement as described herein.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to an Agreement and Plan of Merger and Recapitalization, dated as of June __, 1998, by and between WHEELS MERGERCO LLC, a Delaware limited liability company ("MergerCo"), and the Company, MergerCo will be merged with and into the Company (the "Merger");

     WHEREAS, it is a condition to the obligation of the parties to the Merger Agreement to consummate the Merger that the parties hereto execute this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows:

     Section  1.  Certain Definitions.  As used in this Agreement, the following
                  -------------------
terms shall have the following respective meanings:

     "Affiliate" means as to any Person (a) any Person which directly or indirectly controls, is controlled by, or is under common control with such Person, (b) any Person who is a director, officer, partner or principal of such Person or of any Person which directly or indirectly controls, is controlled by, or is under common control with such Person, and (c) any individual who is a member of the immediate family of any Person described in clause (a) or clause
(b) above. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of 5% or more of the Voting Stock of such Person or (ii) to direct or cause the direction of the management
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and policies of such Person whether by ownership of Capital Stock, by contract or otherwise.

     "Agreement" means this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

     "Board of Directors" means the Board of Directors of the Company as from time to time hereafter constituted.

     "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock of any Person, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and
(iv) all equity or ownership interests in any Person of any other type.

     "Commission" means the Securities and Exchange Commission and any successor commission or agency having similar powers.

     "Common Stock" shall mean the common stock, par value $.50 per share, of the Company.

     "Exchange Act" means, as of any date, the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect and superseding such act, and any reference to a particular section thereof shall include a reference to the comparable section, if any, of such similar Federal statute, and the rules and regulations thereunder.

     "Fair Market Value" means the fair market value of shares of Common Stock as determined from time to time by the Board of Directors as evidenced by a resolution thereof.

     "NASD" means the National Association of Securities Dealers, Inc. and its successors and assigns.

     "Person" means an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organi-

                                       2
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zation, including a government or any subdivision or agency thereof.

     "Pro Rata Portion" means, with reference to any Shareholder at any time, a fraction, the numerator of which is the number of shares of Common Stock then issued and outstanding and held by such Shareholder, and the denominator of which is the aggregate number of shares of Common Stock then issued and outstanding and held by the Shareholders taken together.

     "Registrable Securities" means (i) all shares of Common Stock outstanding on the date hereof and now or hereafter owned of record or beneficially by the Shareholders, and (ii) any shares of Capital Stock issued by the Company in respect of any shares of Common Stock referred to in (i) by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Company. As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 under the Securities Act,
(iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Secu rities Act or any similar state law then in force, (iv) they shall have ceased to be outstanding, or (v) with respect to the Registrable Securities held by any Person, when such Registrable Securities, when aggregated with the Registrable Securities held by such Person's Affiliates, constitute 1% or less of the shares of Common Stock at the time outstanding.

     "Registration Expenses" shall mean any and all out-of-pocket expenses incident to the Company's performance of or compliance with Section 2 hereof, including, without limitation, all Commission, stock exchange and NASD registration and filing fees, gross underwriting spreads, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of under-

                                       3
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writers' counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Registrable Securities, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and one firm of counsel retained by each Shareholder exercising its rights under Section 5 hereof, but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the Registrable Securities in all cases.

     "Securities Act" means, as of any date, the Securities Act of 1933, as amended, or any similar Federal statute then in effect and superseding such act, and any reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

     "Shareholder" means, (i) Atlas or Interpool, (ii) Apollo, and (iii) any other investor in the Company who becomes a party hereto (the "Other Investors").

     "Subsidiary" means, as to any Person, another Person of which outstanding Voting Stock having the power to elect a majority of the members of the board of directors (or comparable body or authority performing similar functions) of such other Person are at the time owned, directly or indirectly through one or more intermediaries, or both, by such first Person.

     "Underwritten Offering" means a firm commitment underwriting through a nationally recognized underwriter.

     "Voting Stock" means Capital Stock of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of corporate directors (or Persons performing similar functions).

     Section 2.  Registration Rights.
                 -------------------

     Section  2.1  Demand Registration.
                   -------------------

     (a) Subject to the conditions and limitations hereinafter set forth in this Section 2.1, each of the Shareholders may request in writing that the Company effect the registration under the Securities Act of all or part of such Shareholder's Registrable Securities specifying in the request the number and type of Registrable Securities to be registered by such Shareholder and the intended method of disposition thereof (such notice is hereinafter referred to as a "Shareholder Request"). A registration requested pursuant to this Section 2.1(a) is referred to herein as a "Demand Registration." Each Shareholder may request one (or, if Apollo, two) such Demand Registration to be a shelf registration pursuant to Rule 415 of the Securities Act, with such registration statement to remain effective for two years; provided that (i) any such demand shall require the approval of the Board of Directors, unless at the time of such demand, the Company Common Stock is listed on a na tional stock exchange or quoted on the Nasdaq National Market and has a public float of $100 million or more, and (ii) the existence of such registration shall not affect the Shareholder's obligations under Sections 2.3(e) and (h). Upon receipt of such Shareholder Request, the Company will promptly give written notice of such requested Demand Registration to all other holders of Registrable Securities, which other holders shall have the right (subject to the limitations set forth in Section 2.1(f) hereof) to include the Registrable Securities held by them in such registration and thereupon the Company will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of the following:

          (i) the Registrable Securities that the Company has been so requested to register by such Shareholder; and

          (ii) all other Registrable Securities that the Company has been requested to register by any other holder thereof by written request given to the Company within 10 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods

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     thereof as aforesaid) of the Registrable Securities so to be registered.

     (b) Subject to the proviso set forth in Section 2.1(e) hereof, (i) the Company shall not be obligated to effect more than (A) four Demand Registrations pursuant to this Section 2.1 at the request of Apollo and (B) two Demand Registrations pursuant to this Section 2.1 at the request of Interpool or Atlas and (ii) the Company shall not be obligated to file a registration statement under Section 2.1(a) hereof unless the Company shall have received requests for such registration with respect to at least 5% of the outstanding shares of Common Stock. In addition, neither Interpool nor Atlas may exercise its rights under this section to the extent transfers are prohibited under the Shareholders' Agreement, dated as of June 18, 1998, among Interpool, Atlas, Apollo, and such other persons to become parties to such agreement as described therein.

     (c) The Company shall not be obligated to file a registration statement relating to any Shareholder Request under Section 2.1(a) hereof within a period of 6 months after the effective date of any other registration statement filed by the Company with the Commission.

     (d) In connection with any offering pursuant to this Section 2.1, the only shares that may be included in such offering are (i) Registrable Securities and
(ii) shares of authorized but unissued Common Stock that the Company elects to include in such offering ("Company Securities").

     (e) If the Board of Directors of the Company makes a good faith determination, certified by the Chief Executive Officer of the Company, that (i) the filing of a registration statement or the compliance by the Company with its disclosure obligations in connection with a registration statement would require the disclosure of material information that the Company has a bona
                                                                      ----
fide business purpose for preserving as confidential or (ii) such registration
----
would be likely to have an adverse affect on any proposal or plan by the Company to engage in any financing transaction, acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, the Company may delay the filing of a registration statement and shall not be required to maintain the effectiveness thereof or amend or supplement a registra tion statement for a period expiring upon the earlier to

                                       6
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occur of (A) the date on which such material information is disclosed to the public or ceases to be material, in the case of clause (i), (B) the date on which such transaction is completed or abandoned, in the case of clause (ii), or (C) 120 days after the Company makes such good faith determination, in the case of either clauses (i) or (ii); provided that in such event, the holders of
                                    ---------
Registrable Securities initiating the request for such registration will be entitled to withdraw such request, and if such request is withdrawn such registration will not count as the permitted registration under this Section 2.1 in such event or in any other event, if in the case of any other event, such holder reimburses the Company for all Registration Expenses relating to such withdrawn registration.

     (f) If, in connection with any Underwritten Offering, the managing underwriter shall advise the Company and any holder of Registrable Securities that has requested registration that, in its judgment, the number of securities proposed to be included in such offering should be limited due to market conditions, the Company will so advise each holder of Registrable Securities that has requested registration, and shares shall be excluded from such offering in the following order until such limitation has been met: First,
                                                                         -----
the Registrable Securities requested to be included by the Company shall be excluded until all such Registrable Securities shall have been so excluded; and thereafter, the Registrable Securities requested to be included in such offering
----------
pursuant to Section 2.1(a)(i) hereof by the Shareholder making such request or pursuant to Section 2.1(a)(ii) hereof by other Shareholders shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by such Shareholders, provided, however, that the Shareholder making such request pursuant to Section 2.1(a)(ii) hereof shall not be entitled to so register a number of shares greater in proportion to its total ownership of Registrable Securities than the proportion of shares of Registrable Securities being registered by the Shareholder requesting registration pursuant to Section 2.1(a)(i) in relation to that Shareholder's total ownership of Registrable Securities.

     (g) A registration requested pursuant to Section 2.1(a) hereof will not be deemed to have been effected unless it has become effective; provided, that if
                                                             --------
after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop

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order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

     (h) If a Shareholder making a Shareholder Request specifies in the Shareholder Request an Underwritten Offering, such Shareholder shall have the right, with the approval of the Company, which approval shall not be unreasonably withheld, to select the managing underwriter; provided, however, in
                                                           --------  -------
the event that the Company has elected to include Company Securities in such offering, the Company shall have the right, with the approval of a majority of the holders of Registrable Securities that have requested to be included in such offering, which approval shall not be unreasonably withheld, to select the managing underwriter.

     (i) The Company will pay all Registration Expenses incurred in connection with any Demand Registration effected by it pursuant to this Section 2.1.

     Section  2.2  Piggyback Registrations.
                   -----------------------

     (a) If at any time the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor forms thereto) for the account of another Person or for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice to all the holders of Registrable Securities promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, including, without limitation, (x) the intended method of disposition of the securities offered, including whether or not such registration will be effected through an underwriter in an Underwritten Offering or on a "best efforts" basis, and, in any case, the identity of the managing underwriter, if any, and (y) the price at which the Registrable Securities are reasonably expected to be sold. Upon the written request of any holder of Registrable Securities delivered to the Company within 30 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will effect the registration under the Securities Act of all the Registrable Securities that the Company has been so requested to register; provided, however, that:
                                           --------  -------

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

          (i) if, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities who shall have made a request for registration as hereinabove provided and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (ii if such registration involves an Underwritten Offering, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company.

     (b) The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

     (c) If a registration pursuant to this Section 2.2 involves an Underwritten Offering and the managing underwriter advises the issuer that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, the Company will so advise each holder of Registrable Securities that has requested registration pursuant to Section 2.2(a) hereof, and shares shall be excluded from such offering pro rata, based on the respective number of Registrable Securities as
         --- ----
to which registration has been so requested by such Share holders, until all such Registrable Securities shall have been so excluded; and thereafter, the securities requested to be registered by the Company shall be excluded.

     (d) In connection with any Underwritten Offering with respect to which holders of Registrable Securities shall have requested registration pursuant to this Section 2.2, the Company shall have the right to select the managing underwriter with respect to the offering; provided that such
                                          --------

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managing underwriter shall be a nationally recognized investment banking firm.

     (e) The Company will pay all Registration Expenses incurred in connection with each of the registrations of Registrable Securities effected by it pursuant to this Section 2.2.

     Section  2.3  Registration Procedures.
                   -----------------------

     (a) If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 or 2.2 hereof, the Company will, as expeditiously as possible:

          (i) prepare and, in any event within 90 calendar days after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, that the
                                                            --------
     Company may discontinue any registration of its securities that is being effected pursuant to Section 2.2 hereof at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as may be requested by the Shareholders not exceeding nine months (or two years for a shelf registration) and to comply with the provisions of the Securities Act with respect to the disposition of all the shares of Common Stock covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (iii) furnish to each holder of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

          (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by such seller in such jurisdictions, except that the Company shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.3(a)(iv), it is not then so qualified, (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is then so subject;

          (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.3(a)(ii) hereof, if the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act;

          (viii) use its best efforts in cooperation with the underwriters to list such Registrable Securities on each securities exchange on which the shares of Common Stock are then listed or, if the shares of Common Stock are not then listed on a securities exchange, on each securities exchange as the underwriters may reasonably designate;

          (ix) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (x) in the event such registration is effected through an Underwritten Offering, use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters as the holders of Registrable Securities requesting registration may reasonably request in order to effect an underwritten public offering of such Registrable Securities; and

          (xi) execute and deliver all instruments and documents (including in an Underwritten Offering an underwriting agreement in the form customary for such underwriter) and take such other actions and obtain such certificates and opinions as the holders of Registrable Securities requesting registration may reasonably request in order to effect an underwritten public offering of such Registrable Securities.

     (b)  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 2 in respect of Registrable Securities that each holder requesting registration thereof shall furnish to the Company such information regarding the Registrable Securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company; provided, however, that the failure of any holder of Registrable
                --------  -------
Securities to furnish such information shall not affect the obligations of the Company pursuant to this Section 2 with respect to any holder of Registrable Securities who furnishes such information to the Company. Notwithstanding any provision to the contrary contained herein, no holder of Registrable Securities shall be required (i) to furnish any information to the Company or the underwriters in connection with such registration, other than in a writing furnished by such holder expressly for use in such registration statement which shall be limited to matters concerning such holder's identity, its beneficial ownership of securities of the Company, the class and number of such securities it intends to include in such registration and its intended method of distribution, or (ii) to make any representations or warranties to the Company, the underwriters or any other Person (whether in the underwriting agreement or otherwise), except with respect to the information so furnished.

     (c) Each holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(a)(vi) hereof, forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(a)(vi) hereof.

     (d) If a registration pursuant to Section 2.1 or 2.2 hereof involves an Underwritten Offering, each holder of Registrable Securities agrees, whether or not such holder's Registrable Securities are included in such registration, not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the managing underwriter, during a period commencing seven calendar days before and ending 180 calendar days (or such lesser number as the managing underwriter shall designate) after the effective date of such registration; provided, that such period shall not extend beyond
                           --------
the period during which the Company is subject to such a restriction.

     (e) If a registration pursuant to Section 2.1 or 2.2 hereof involves an Underwritten Offering, the Company agrees, if so required by the managing underwriter, not to effect any sale or distribution of any of its equity or debt securities, as the case may be, or securities convertible into or exchangeable or exercisable for any of such equity or debt securities, as the case may be, during a period commencing seven calendar days before and ending 180 calendar days after the effective date of such registration, except for such Underwritten Offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

     (f) If a registration pursuant to Section 2.1 or 2.2 hereof involves an Underwritten Offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing, not less than five days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration, unless such holder has agreed with the Company or the managing underwriter to limit its rights under this Section 2.3.

     (g) It is understood that in any Underwritten Offering in addition to any shares of Common Stock (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase up to a number of additional authorized but unissued shares of Common Stock (the "option shares") equal to 15% of the initial shares (or such other maximum amount as the NASD may then permit), solely to cover over-allotments. Shares of Common Stock proposed to be sold by the Company and the other sellers shall be allocated between initial shares and option shares as agreed or, in the absence of agreement, pursuant to Section 2.1(f) or 2.2(c) hereof, as the case may be. The number of initial shares and option shares to be sold by requesting holders shall be allocated pro rata among all such holders on the basis of the
                           --- ----
relative number of shares of Registrable Securities each such holder has requested to be included in such registration.

     (h) If the Company shall notify pursuant to Section 2.3(a)(iv) any Shareholder for whom a shelf registration statement has been filed and remains effective, such Shareholder shall suspend use of such registration statement until an appropriate prospectus supplement has been prepared and filed with the Commission; it being understood that the Company shall make all reasonable efforts to ensure that the time period for which use of the registration statement is suspended does not exceed 90 days in any 12 month period.

     Section  2.4  Indemnification.
                   ---------------

     (a) In the event of any registration of any securities under the Securities Act pursuant to Section 2.1 or 2.2 hereof, the Company will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each seller of any Registrable Securities covered by such registration statement, its directors, officers, employees and agents, each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act, as follows:

          (i) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability,
--------  -------
claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such seller or underwriter specifically stating that it is for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable (A) in the
              --------  -------
case of any Underwritten Offering, to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, or (B) in the case of any offering other than an Underwritten Offering, to any seller of Registrable Securities covered by such registration statement or any other Person, if any, who controls such seller within the meaning of the Securities Act, under the indemnity agreement in this Section 2.4(a) with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person (or seller or controlling Person, as the case may be) results from the fact that such underwriter (or seller, as the case may be) sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, director, officer, employee, agent, underwriter or controlling Person, and shall survive the transfer of such securities by such seller.

     (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or
2.2 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.4(a) hereof) the Company and its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any such amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement; provided, however, that the maximum liability of any seller of
            --------  -------
Registrable Securities for such indemnification shall not exceed the net proceeds received by such seller from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

     (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided,
                                                               --------
however, that the failure of any indemnified party to give notice as provided
-------
herein shall not relieve the indemnifying party of its obligations under this
Section 2.4, except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one counsel for the sellers of Registrable Securities or for more than one counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

     (d) The Company and each seller of Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority. The foregoing shall not limit the Company's obligations under Section 2.3(a)(xi).

     Section  2.5  Contribution.  In order to provide for just and equitable
                   ------------
contribution in circumstances under which the indemnity contemplated by Section
2.4 hereof is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts that the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each

Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 2.4 hereof were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even
                                        --- ----
if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the public offering price of the Registrable Securities. For purposes of this Section 2.5, each Person, if any, who controls an underwriter within the meaning of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities, shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

     Section  2.6  Rule 144.  If the Company shall have filed a registration
                   --------
statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities
Act, as such Rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether the Company has complied with such requirements.

      Section 3.  Miscellaneous.
                  -------------

     Section  3.1   Successors and Assigns.  Except as otherwise provided
                    ----------------------
herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. No Shareholder may assign any of its rights hereunder to any Person other than a transferee that has complied in all respects with the requirements of this Agreement. The Company may not assign any of its rights hereunder to any other Person. If any transferee of any Shareholder shall acquire any shares of Common Stock in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement.

     Section  3.2  Amendment and Modification; Waiver of Compliances; Conflicts.
                   ------------------------------------------------------------

     (a) This Agreement may be amended only by a written instrument duly executed by all of the Shareholders and the Company.

     (b) Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     (c) In the event of any conflict between the provisions of this Agreement and the provisions of any other agreement, the provisions of this Agreement shall govern and prevail.

     Section  3.3  Notices.  All notices and other communications provided for
                   -------
hereunder shall be in writing and delivered by hand or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent as follows:

          (i)  If to the Company, addressed to:

               c/o XTRA Corporation
               [Address]
               [Address]
               Attention:[
               Telecopy:[   ]

          with a copy to:

               Ropes & Gray
               One International Place
               Boston, MA 02110
               Attention:  David A. Fine, Esq.
               Telecopy: (617) 951-7050


          (ii)  If to Apollo, addressed to:

               c/o Apollo Management IV, L.P.
               1301 Avenue of the Americas
               38th Floor
               New York, New York  10019
               Attention:  Michael S. Gross
               Telecopy:  (212) 261-4071

          with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               919 Third Avenue
               New York, New York  10022
               Attention:  David J. Friedman, Esq.
               Telecopy:  (212) 735-2000

          (iii)  If to Interpool or Atlas, addressed to:

               Interpool, Inc.
               635 Third Avenue
               New York, New York  10017
               Attention:  Martin Tuchman
               Telecopy:   (212) 687-8403

               Atlas Capital Partners
               633 Third Avenue
               New York, New York  10017
               Attention:  Mitchell I. Gordon
               Telecopy:  (212) 916-3284
          with a copy to:

               Camhy Karlinsky & Stein LLP
               1740 Broadway
               New York, New York
               Attention:  Daniel DeWolf, Esq.
               Telecopy:  (212) 977-8389


or to such other address or addresses or telecopy number or numbers as any of the parties hereto may most recently have designated in writing to the other parties hereto by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by telecopy, or three business days after being so mailed.

     Section  3.4  Entire Agreement; Governing Law.
                   -------------------------------

     (a) This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties hereto with respect to the subject transactions contemplated hereby and supersede all prior oral and written agreements and memoranda and undertakings among the parties hereto with regard to this subject matter. The Company represents to the Share holders that the rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted or obligations accepted under any other agreement (including its Certificate of Incorporation) to which the Company is a party. Neither the Company nor any Subsidiary of the Company will hereafter enter into any agreement with respect to its equity or debt securities which is inconsistent with the rights granted to any Shareholder under this Agreement without obtaining the prior written consent of the Shareholder.

     (B) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF).

     Section  3.5  Injunctive Relief.  The Shareholders acknowledge and agree
                   -----------------
that a violation of any of the terms of this Agreement will cause the Shareholders irreparable injury for which an adequate remedy at law is not available. Therefore, the Shareholders agree that each Shareholder shall be entitled to, an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any Shareholder from committing any violations of the provisions of this Agreement.

     Section  3.6  Availability of Agreement.  For so long as this Agreement
                   -------------------------
shall be in effect, this Agreement shall be made available for inspection by any Shareholder upon request at the principal executive offices of the Company.

     Section  3.7  Headings.  The section and paragraph headings contained in
                   --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section  3.8  Recapitalizations, Exchanges, Etc. Affecting the Shares of
                   -----------------------------------------------------------
Common Stock; New Issuances.  The provisions of this Agreement shall apply, to
---------------------------
the full extent set forth herein with respect to the shares of Common Stock and to any and all equity or debt securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of, such equity or debt securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

     Section  3.9  Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 3.10.  Effective Date.  This Agreement will become effective upon,
                    --------------
but only upon, consummation of the Merger.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                         XTRA CORPORATION



                         By:__________________________
                            Name:
                            Title:



                         APOLLO MANAGEMENT IV, L.P., on behalf of Apollo Investment and Apollo Overseas



                         By:___________________________
                            Name:
                            Title:



                         INTERPOOL, INC.



                         By:___________________________
                            Name:
                            Title:


                         ATLAS CAPITAL PARTNERS LLC



                         By:___________________________
                            Name:
                            Title:

                               TABLE OF CONTENTS
                            (Not Part of Agreement)

Section                       Heading                                    Page
-------                       -------                                    ----

1.  Certain Definitions..................................................  1

2.  Registration Rights..................................................  4
    2.1.  Demand Registration............................................  4
    2.2.  Piggyback Registrations........................................  8
    2.3.  Registration Procedures........................................  9
    2.4.  Indemnification................................................ 14
    2.5.  Contribution................................................... 18
    2.6.  Rule 144....................................................... 19

3.  Miscellaneous........................................................ 19
    3.1.  Successors and Assigns......................................... 19
    3.2.  Amendment and Modification: Waiver of Compliances; Conflicts... 20
    3.3.  Notices........................................................ 20
    3.4.  Entire Agreement: Governing Law................................ 22
    3.5.  Injunctive Relief.............................................. 22
    3.6.  Availability of Agreement...................................... 22
    3.7.  Headings....................................................... 22
    3.8. Recapitalizations, Exchanges, Etc. Affecting the Shares of
           Common Stock; New Issuances................................... 23
    3.9.  Counterparts................................................... 23
    3.10. Effective Date................................................. 23